Exhibit 10.7

FIRST MODIFICATION TO
BUSINESS LOAN AND SECURITY AGREEMENT

THIS FIRST MODIFICATION TO BUSINESS LOAN AND SECURITY AGREEMENT (this “Modification”) is made as of the 1st day of July, 2002, by and among (i) CITIZENS BANK OF PENNSYLVANIA, a Pennsylvania state chartered bank (“Citizens Bank”), acting in its capacity as a Lender, Swing Line Lender and as the Administrative Agent for the Lenders (hereinafter defined), having offices at 8521 Leesburg Pike, Suite 405, Vienna, Virginia 22182; (ii) PNC BANK, NATIONAL ASSOCIATION, a national banking association (“PNC”), acting in its capacity of Lender and as the Documentation Agent for the Lenders, having offices at One PNC Plaza, 6th Floor, 249 Fifth Avenue, Pittsburgh, Pennsylvania 15222; (iii) BRANCH BANKING AND TRUST COMPANY OF VIRGINIA, a Virginia banking corporation (“BB&T”), having offices at 8200 Greensboro Drive, Suite 250, McLean, Virginia 22102, (iv) CHEVY CHASE BANK, F.S.B., a federal savings bank (“Chevy Chase”) having offices at 7501 Wisconsin Avenue, 12th Floor, Bethesda, Maryland 20814, (v) any other Lender parties to the Loan Agreement (hereinafter defined) from time to time; (vi) MANTECH INTERNATIONAL CORPORATION, a Delaware corporation (“MIC”); MANTECH ADVANCED SYSTEMS INTERNATIONAL, INC.; a Virginia corporation, MANTECH SYSTEMS ENGINEERING CORPORATION, a Virginia corporation; NSI TECHNOLOGY SERVICES CORPORATION, a California corporation; MANTECH SYSTEMS CORPORATION, a New Jersey corporation; MANTECH SOLUTIONS CORPORATION, a Virginia corporation; MANTECH ENVIRONMENTAL TECHNOLOGY, INC., a Virginia corporation; MANTECH SUPPORT TECHNOLOGY, INC., a Virginia corporation; MANTECH AUSTRALIA INTERNATIONAL, INC., a Virginia corporation formerly known as ManTech Computer Company, Inc.; FIELD SUPPORT SERVICES MÜHENDISLIK LIMITED SIRKETI, a corporation organized and existing under the laws of Turkey; MASI U.K. LIMITED, a corporation organized and existing under the laws of the United Kingdom; MANTECH TELECOMMUNICATIONS AND INFORMATION SYSTEMS CORPORATION, a Delaware corporation formerly known as ManTech Strategic Associates, Ltd.; TECHNOLOGY MANAGEMENT CORPORATION, a Virginia corporation; SCIENCE ENGINEERING & ANALYSIS, INCORPORATED, a Virginia corporation; MANTECH ENVIRONMENTAL RESEARCH SERVICES CORP., a Virginia corporation; NSI ENVIRONMENTAL SOLUTIONS, INC., a Virginia corporation; MANTECH ENVIRONMENTAL CORPORATION, a Virginia corporation; MANTECH SYSTEMS SOLUTIONS CORPORATION, a Virginia corporation formerly known as Tidewater Consultants, Inc.; MANTECH SOLUTIONS & TECHNOLOGIES CORPORATION, a Virginia corporation formerly known as ManTech Systems Integration Corporation; MANTECH TEST SYSTEMS, INC., a Virginia corporation; MANTECH U.K. SYSTEMS CORPORATION, a Virginia corporation; REDESMUNDIAL, S.A., a corporation organized and existing under the laws of the Republic of Panama formerly known as ManTech International Panama, Inc.; MANTECH GERMANY SYSTEMS CORPORATION, a Virginia corporation; MANTECH CHINA SYSTEMS CORPORATION, a Virginia corporation; MANTECH ADVANCED DEVELOPMENT GROUP, INC., a California corporation; MANTECH ENTERPRISE SOLUTIONS, INC., a Virginia corporation; MANTECH ADVANCED RECOGNITION LIMITED, a private company registered in England under the number 885326 formerly known as Advanced Recognition Limited; VOBIX CORPORATION, a Virginia corporation; MANTECH DATABASE SERVICES EUROPE LIMITED, a corporation organized and existing under the laws of the United Kingdom; MANTECH SECURITY TECHNOLOGIES

CORPORATION, a Virginia corporation (each, a “Borrower” and collectively, the “Borrowers”), and (vii) each other person or entity hereafter becoming a “Borrower” party to the Loan Agreement (as hereinafter defined) by executing a “Joinder Agreement” pursuant to the Loan Agreement. For purposes of this Modification, (a) Citizens Bank (acting in its capacity as a Lender), PNC (acting in its capacity as a Lender), BB&T and Chevy Chase are collectively referred to herein as the “Lenders”; (b) the Administrative Agent and the Documentation Agent are collectively referred to herein as the “Agents”; and (c) all other capitalized terms used but not defined herein shall have the meanings attributed to such terms in the Loan Agreement.

W  I  T  N  E  S  S  E  T  H    T   H  A  T:

WHEREAS, pursuant to that certain Business Loan and Security Agreement dated as of December 17, 2001 (as the same may be amended or modified from time to time, the “Loan Agreement”), by and among the Lenders, the Original Borrowers and the Agents, the Original Borrowers obtained a loan (the “Loan”) from the Lenders in the original aggregate maximum principal amount of Seventy-one Million Four Hundred Thousand and No/100 Dollars ($71,400,000.00), evidenced by the Notes and secured by, among other things, certain collateral more fully described in Section 3.1 of the Loan Agreement; and

WHEREAS, the Borrowers have requested that (a) the maximum ratio of Total Debt to EBITDA, set forth in Section 6.15(c), of the Loan Agreement be adjusted; and (b) the negative covenant set forth in Section 7.1(d) of the Loan Agreement (prohibiting mergers and acquisitions) be modified to allow the Borrowers to effect certain mergers and acquisitions without the Administrative Agent’s consent;

WHEREAS, the Lenders have agreed to amend the Loan Agreement as requested subject to, among other things, the terms, covenants, agreements and limitations set forth in this Modification, as hereinafter provided.

NOW, THEREFORE, in consideration of the foregoing premises and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereby agree as follows:

1.  The foregoing recitals are hereby incorporated herein by this reference and made a part hereof, with the same force and effect as if fully set forth herein.

2.  The following definitions are hereby added to the “Certain Definitions” section of the Loan Agreement in their appropriate alphabetical location:

“ “Target” shall have the meaning assigned to such term in Section 7.1(d)(i) of this Agreement.

“ “Total Consideration” shall have the meaning assigned to such term in Section 7.1(d)(ii) of this Agreement.

“ “Permitted Merger or Acquisition” shall have the meaning assigned to such term in Section 7.1(d) of this Agreement.”

3.    Section 1.2 of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

“Use of Proceeds.    The Loan shall be used by the Borrowers only for the following purposes: (i) to refinance certain existing indebtedness of the Borrowers; (ii) to finance any Permitted Merger or Acquisition; and (iii) for working capital and general corporate needs. Each Borrower agrees that it will not use or permit the Loan proceeds to be used for any other purpose without the prior written consent of the Administrative Agent.”

Section 6.15(c) of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

“(c)    Total Debt to EBITDA Ratio.    The Borrowers will maintain on a consolidated basis for each quarter ending during the periods specified below, a Total Debt to EBITDA ratio of not more than the following:

Period	Required Total Debt to EBITDA Ratio
From the date of this Agreement through December 31, 2001	3.25 to 1.0
From January 1, 2002 through the Maturity Date	3.00 to 1.0

For purposes of the foregoing, “Total Debt” shall have the meaning attributed to such term in the “Certain Definitions” section of this Agreement. The Total Debt to EBITDA ratio shall be measured on the last day of each fiscal quarter through the term of the Loan.”

4.    Section 7.1(d) of the Loan Agreement is hereby deleted in its entirety and the following shall be substituted in lieu thereof:

“(d)    permit any Borrower or any subsidiary or affiliate of any Borrower to merge or consolidate with any company or enterprise, or acquire or purchase any company or enterprise or acquire or purchase substantially all of the assets of any company or enterprise, it being understood and agreed that (x) mergers between Borrowers shall not require the consent of the Administrative Agent so long as (I) after giving effect to such merger, the Administrative Agent has a perfected security interest in and to all of the assets of the surviving Borrower constituting Collateral, and (II) the Borrowers shall have provided not less than twenty (20) days prior written notice to the Administrative Agent and Lenders of any merger or consolidation between Borrowers; and (y) any Permitted Merger or Acquisition (as defined in Section 7.1(d)(i) of this Agreement) shall not require the consent of the Administrative Agent.

(i)    “Permitted Merger or Acquisition” shall mean a merger or acquisition by any Borrower(s) with or of a non-Borrower (a “Target”) which (A) results in the acquisition by the Borrower(s) of all or substantially all of the assets of the Target or at least eighty-five percent (85%) of all of the issued and outstanding equity or ownership interests in the Target, and (B) meets all of the criteria set forth in Section 7.1(d)(ii) of this Agreement; and

(ii)    In order for a merger or acquisition to be a Permitted Merger or Acquisition, the transaction must meet all of the following criteria:

(A)  the Target is in a similar line of business as that of the Borrowers;

(B)  the Target is headquartered, and primary operations are conducted, in the United States;

(C)  the Target is a going concern, not involved in any material litigation that is not fully covered by reserves and/or insurance and shall have had EBITDA in excess of One Cent ($0.01) for the twelve (12)-month period ending on the date of the merger or acquisition;

(D)  the subject transaction does not constitute a hostile acquisition or merger, nor does it involve the acquisition or merger of any equity interests in, or assets of an existing customer of any Lender;

(E)  both before and after giving effect to the merger or acquisition, no Event of Default shall have occurred;

(F)  the Borrowers will be in compliance with all financial covenants set forth in Section 6.15 of this Agreement after giving pro forma effect to the merger or acquisition;

(G)  after giving effect to the merger or acquisition, there is at least Seven Million and No/100 Dollars ($7,000,000.00) of excess availability under Facility A;

(H)  if, both immediately prior to and immediately after giving effect to the merger or acquisition, the aggregate outstanding principal balance of the Loan does not exceed Twenty-five Million and No/100 Dollars ($25,000,000.00), then, both prior to and after giving effect to the subject transaction, the aggregate amount of cash consideration, whether paid or unpaid, for all mergers and/or acquisitions that have occurred during the term of the Loan shall not exceed Eighty Million and No/100 Dollars ($80,000,000.00), in the aggregate;

(I)  if, immediately prior to or immediately after giving effect to the merger or acquisition, the aggregate outstanding principal balance of the Loan exceeds Twenty-five Million and No/100 Dollars ($25,000,000.00), or if, after giving effect to the subject transaction, the aggregate amount of cash consideration, whether paid or unpaid, for all mergers and/or acquisitions that have occurred during the term of the Loan exceeds Eighty Million and No/l00 Dollars ($80,000,000.00), in the aggregate, then the total consideration (i.e., cash, equity, employee contracts, earnouts, assumed debt and the like) (“Total Consideration”) for the subject transaction shall not exceed Twenty-five Million and No/100 Dollars ($25,000,000.00), in the aggregate;

(J)  the Borrowers shall not assume any indebtedness as a condition of such merger or acquisition other than capitalized leases entered into in the ordinary course of business and other indebtedness permitted under Section 7.7 of this Agreement;

(K)  the Borrowers shall have certified in writing, or concurrent with the consummation of the subject merger or acquisition shall certify in writing, to the Administrative Agent that the subject merger or acquisition meets the requirements of a Permitted Merger or Acquisition as set forth in this Section 7.1(d); and

(L)  the Target shall be joined as a Borrower within fifteen (15) days of the closing of the merger or acquisition.

(iii)    In the event that the Administrative Agent issues its consent to a hostile acquisition or an acquisition involving the stock or assets of existing customers of any Lender, such consent shall be subject to the Borrowers’ agreement to indemnify, defend and hold the Lenders harmless from and against any and all claims, demands, losses, liabilities, damages, costs and expenses of every kind and nature, including without limitation, reasonable attorneys’ fees, related to, arising out of or in connection with such acquisition, pursuant to an indemnity agreement satisfactory to the Lenders in all respects;

(iv)    The Borrowers expressly acknowledge and agree that, unless and until the Administrative Agent shall have conducted a field audit with respect to a Target, the assets of such Target will not be included in the calculation of the Maximum Borrowing Base without the Administrative Agent’s prior approval; provided, however, that the Administrative Agent agrees to complete its field audit with respect to a Target by thirty (30) days after the later of (A) the date of the subject acquisition or merger or (B) the Administrative Agent’s receipt of notice of the subject acquisition or merger, provided that the Borrowers have provided to the Administrative Agent the information necessary to evaluate the assets of the Target, including access thereto, within a reasonable period of time prior to the expiration of such thirty (30)-day period.

5.    Each Borrower hereby acknowledges and agrees that (i) there are no set-offs or defenses against the Notes, the Loan Agreement or any other Loan Document; (ii) except as specifically amended hereby, all of the terms and conditions of the Notes, the Loan Agreement and the other Loan Documents shall remain unmodified and in full force and effect; (iii) the Notes, the Loan Agreement (as modified hereby) and the other Loan Documents are hereby expressly approved, ratified and confirmed; and (iv) the execution, delivery and performance by each Borrower of this Modification (a) is within its corporate powers, (b) has been duly authorized by all necessary corporate action, and (c) does not require the consent or approval of any other person or entity.

6.    The Borrowers hereby represent and warrant that the representations and warranties set forth in the Loan Agreement and the other Loan Documents are true and correct as of the date hereof with the same force and effect as though made on and as of the date hereof.

7.    This Modification may be executed by facsimile and in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same document.

8.    This Modification shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia, without regard to choice of law principles. This Modification shall be binding upon the Borrowers, each Lender, the Agents and their respective successors and assigns.

9.    The section and other headings contained in this Modification (if any) are for convenience of reference only, and in no way define limit or describe the scope of this Modification or the intent of any provision hereof.

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IN WITNESS WHEREOF, this Modification has been signed, sealed and delivered as of the date and year first above written.

WITNESS:		MANTECH INTERNATIONAL CORPORATION, a Delaware corporation;

By:	/s/ JEFFREY S. BROWN	By:	/s/ MATTHEW P. GALASKI
	Name: Jeffrey S. Brown		Name: Matthew P. Galaski Title: Vice President

MANTECH ADVANCED SYSTEMS INTERNATIONAL, INC., a Virginia corporation;
MANTECH SYSTEMS ENGINEERING CORPORATION,  a Virginia corporation;
NSI TECHNOLOGY SERVICES CORPORATION, a California corporation;
MANTECH SYSTEMS CORPORATION, a New Jersey corporation;
MANTECH SOLUTIONS CORPORATION, a Virginia corporation;
MANTECH ENVIRONMENTAL TECHNOLOGY, INC., a Virginia corporation;
MANTECH SUPPORT TECHNOLOGY, INC., a Virginia corporation;
MANTECH AUSTRALIA INTERNATIONAL, INC., a Virginia corporation formerly known as ManTech Computer Company, Inc.;
FIELD SUPPORT SERVICES MÜHENDISLIK LIMITED SIRKETI, a corporation organized and existing under the laws of Turkey;
MANTECH TELECOMMUNICATIONS AND INFORMATION SYSTEMS CORPORATION, a Delaware corporation formerly known as ManTech Strategic Associates, Ltd.;

WITNESS:

By:	/s/ JEFFREY S. BROWN	By:	/s/ MATTHEW P. GALASKI
	Name: Jeffrey S. Brown		Name: Matthew P. Galaski Title: Vice President

TECHNOLOGY MANAGEMENT CORPORATION, a Virginia corporation;
SCIENCE ENGINEERING & ANALYSIS, INCORPORATED, a Virginia corporation;
MANTECH ENVIRONMENTAL RESEARCH SERVICES CORP., a Virginia corporation;
NSI ENVIRONMENTAL SOLUTIONS, INC., a Virginia corporation;
MANTECH ENVIRONMENTAL CORPORATION, a Virginia corporation;
MANTECH SYSTEMS SOLUTIONS CORPORATION, a Virginia corporation formerly known as Tidewater Consultants, Inc.
MANTECH TEST SYSTEMS, INC., a Virginia corporation;
MANTECH SOLUTIONS & TECHNOLOGIES CORPORATION, a Virginia corporation formerly known as ManTech Systems Integration Corporation;
MANTECH U.K. SYSTEMS CORPORATION, a Virginia corporation;
REDESMUNDIAL, S.A., a corporation organized and existing under the laws of the Republic of Panama, formerly known as ManTech International Panama, Inc.;
MANTECH CHINA SYSTEMS CORPORATION, a Virginia corporation;
MANTECH GERMANY SYSTEMS CORPORATION, a Virginia corporation;
MANTECH ADVANCED DEVELOPMENT GROUP, INC., a California corporation;
MANTECH ENTERPRISE SOLUTIONS, INC., a Virginia corporation;
VOBIX CORPORATION, a Virginia corporation
MANTECH SECURITY TECHNOLOGIES CORPORATION, a Virginia corporation

WITNESS:

By:	/s/ JEFFREY S. BROWN	By:	/s/ MATTHEW P. GALASKI
	Name: Jeffrey S. Brown		Name: Matthew P. Galaski Title: Vice President

MASI U.K. LIMITED, a corporation organized and existing under the laws of the United Kingdom;
MANTECH ADVANCED RECOGNITION LIMITED, a private company registered in England under the number 885326, formerly known as Advanced Recognition Limited; and
MANTECH DATABASE SERVICES EUROPE LIMITED, a United Kingdom corporation

WITNESS:

By:	/s/ JEFFREY S. BROWN	By:	/s/ MATTHEW P. GALASKI
	Name: Jeffrey S. Brown		Name: Matthew P. Galaski Title: Attorney-in-Fact

LENDERS(S):

CITIZENS BANK OF PENNSYLVANIA, a Pennsylvania state chartered bank

By:	/s/ LESLIE A. GRIZZARD
Name: Leslie A. Grizzard Title: Vice President

PNC BANK, NATIONAL ASSOCIATION, a national banking association

By:	/s/ DOREEN K. CASEY
Name: Doreen K. Casey Title: Vice President

CHEVY CHASE BANK, F.S.B., a federal savings bank

By:	/s/ ERIC A. PIETRAS
Name: Eric A. Pietras Title: Vice President

ADMINISTRATIVE AGENT:

CITIZENS BANK OF PENNSYLVANIA, a Pennsylvania state chartered bank

By:	/s/ LESLIE A. GRIZZARD
Name: Leslie A. Grizzard Title: Vice President

DOCUMENTATION AGENT:

PNC BANK, NATIONAL ASSOCIATION, a national banking association

By:	/s/ DOREEN K. CASEY
Name: Doreen K. Casey Title: Vice President